UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2015

INLAND REAL ESTATE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32185	36-3953261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(877) 206-5656

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Merger Agreement

On December 14, 2015, Inland Real Estate Corporation, a Maryland corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with DRA Growth and Income Fund VIII, LLC, a Delaware limited liability company (“Parent”), DRA Growth and Income Fund VIII (A), LLC, a Delaware limited liability company (together with Parent, the “Parent Parties”), and Midwest Retail Acquisition Corp., a Maryland corporation and an indirect wholly owned subsidiary of the Parent Parties (“Merger Sub”). The Merger Agreement provides for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving as a wholly owned subsidiary of the Parent Parties (the “Surviving Entity”). The board of directors of the Company (the “Board”) has unanimously approved the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement.

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of common stock, par value $0.01 per share, of the Company (“Company Common Stock”), will be converted into the right to receive $10.60 in cash without any interest thereon (the “Merger Consideration”), upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the Maryland General Corporation Law.

The Merger Agreement provides that any options to purchase shares of Company Common Stock that are outstanding and unexercised at the Effective Time will be deemed fully vested and will be converted into the right to receive (a) the number of shares of Company Common Stock underlying such option, times (b) the Merger Consideration, less (c) the per share exercise price of such option. The Merger Agreement also provides that, immediately prior to the Effective Time, the vesting of each share of Company restricted stock will be accelerated, and each such share will be converted into the right to receive the Merger Consideration, less any amounts payable upon such acceleration to satisfy any applicable income and employment withholding taxes.

The Merger Agreement provides that Parent will cause the Surviving Entity to exercise its special optional redemption right with respect to the Company’s issued and outstanding 8.125% Series A Cumulative Redeemable Preferred Stock and 6.95% Series B Cumulative Redeemable Preferred Stock within 15 days after the closing of the Merger.

The Merger Agreement also includes covenants requiring the Company not to solicit, or enter into discussions with third parties relating to, alternative business combination transactions during the period between the execution of the Merger Agreement and the Effective Time, subject to fulfillment of the directors’ duties under applicable law, and, subject to certain exceptions, not to withdraw, qualify, modify or amend in a manner adverse to Parent the recommendation of the Board that the Company’s stockholders vote to approve the Merger.

The Merger Agreement provides that, in connection with the termination of the Merger Agreement, under specified circumstances, the Company may be required to pay to Parent a termination fee of $30,000,000 and/or reimburse Parent’s transaction expenses in an amount not exceeding $5,000,000. Additionally, the Merger Agreement provides that, in connection with the termination of the Merger Agreement, under specified circumstances, Parent may be required to pay to the Company a termination fee of $100,000,000.

Consummation of the Merger is subject to various conditions, including, among other things, the approval by the Company’s stockholders of the Merger, and the absence of any law, order or injunction prohibiting the consummation of the Merger. Moreover, each party’s obligation to consummate the Merger is subject to certain other conditions, including the accuracy of the other party’s representations and warranties (subject to customary qualifications) and the other party’s material compliance with its covenants and agreements contained in the Merger Agreement.

The Merger Agreement and the above description thereof have been included to provide investors and stockholders with information regarding the terms of the agreement. They are not intended to provide any other factual information about the Company or Parent or their respective subsidiaries or affiliates or stockholders. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about the Company and its subsidiaries that the Company includes in reports, statements and other documents filed with the U.S. Securities and Exchange Commission (the “SEC”).

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this report as Exhibit 2.1 and is incorporated herein by reference.

Voting Agreement

Concurrently with the execution of the Merger Agreement, Daniel L. Goodwin has entered into a voting agreement with the Parent Parties (the “Voting Agreement”), pursuant to which he has agreed to vote in favor of the Merger and the other transactions contemplated by the Merger Agreement, upon the terms and subject to the conditions set forth in the Voting Agreement. Mr. Goodwin has agreed to recommend that all of the entities of which he is a control person that hold shares of Company Common Stock and over which he is deemed the beneficial owner sign the Voting Agreement and use his reasonable best efforts to cause all such entities to execute the Voting Agreement as soon as reasonably practicable. The Voting Agreement will terminate upon certain circumstances, including upon termination of the Merger Agreement.

Mr. Goodwin is a member of the Board and, together with his affiliates, beneficially owns approximately 12% of the Company Common Stock outstanding and controls Inland Private Capital Corporation, which is party to a joint venture agreement with a subsidiary of the Company pursuant to which the Company indirectly participates in tax-deferred exchange transactions in connection with which it earns leasing fees and on-going property and asset management fees. In the past, the Company received various administrative services from affiliates of Mr. Goodwin.

The foregoing description of the Voting Agreement is not complete and is qualified in its entirety by reference to the Voting Agreement, a copy of which is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01 Other Events

Suspension of Dividend Reinvestment Plan

Effective immediately prior to the execution and delivery of the Merger Agreement, the Company’s Dividend Reinvestment Plan was suspended.

Press Release

On December 15, 2015, the Company issued a press release announcing the Merger Agreement. A copy of the press release is attached to this report as Exhibit 99.2 and is incorporated herein by reference.

Additional Information about the Proposed Transaction and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company or the solicitation of any vote or approval. The proposed Merger will be submitted to the stockholders of the Company for their approval. In connection with the proposed Merger, the Company expects to file with the SEC relevant materials, including a definitive proxy statement which will be mailed or otherwise disseminated to the Company’s stockholders when it becomes available. THE COMPANY’S STOCKHOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement and other relevant documents filed by the Company with the SEC at the SEC’s website, www.sec.gov, or from the Company at its website, www.inlandrealestate.com, or by contacting the Company’s Investor Relations department at 888-331-4732 or ir@inlandrealestate.com.

The Company and its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information regarding the Company’s directors and executive officers is detailed in its proxy statements and annual reports on Form 10-K and quarterly reports on Form 10-Q, previously filed with the SEC. Additional information regarding the direct and indirect interests of the Company’s directors and officers in the proposed Merger may be obtained by reading the proxy statement relating to the proposed Merger, when it becomes available.

Forward-Looking Statements

Certain information in this press release may constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that do not reflect historical facts and instead reflect our management’s intentions, beliefs, expectations, plans or predictions of the future. Forward-looking statements can often be identified by words such as “seek,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.” Examples of forward-looking statements include, but are not limited to, statements that describe or contain information related to matters such as management’s intent, belief or expectation with respect to our financial performance, investment strategy or our portfolio, our ability to address debt maturities, our cash flows, our growth prospects, the value of our assets, our joint venture commitments and the amount and timing of anticipated future cash distributions. Forward-looking statements reflect the intent, belief or expectations of our management based on their knowledge and understanding of our business and industry and their assumptions, beliefs and expectations with respect to the market for commercial real estate, the U.S. economy and other future conditions. Forward-looking statements are not guarantees of future performance, and investors should not place undue reliance on them. Actual results may differ materially from those expressed or forecasted in forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, and the risk that the Merger Agreement may be terminated in circumstances that require the Company to pay a termination fee of $30 million plus expenses; the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or any of the transactions contemplated by the Merger Agreement; the failure to satisfy the conditions to completion of the transactions contemplated by the Merger Agreement, including the failure to obtain the required approval of the Company’s stockholders; the failure of Parent to consummate its necessary financing arrangements; risks that the Merger disrupts current plans and operations of the Company and the potential difficulties in employee retention as a result of the proposed transactions; the effects of local, national and global economic, credit and capital market conditions on the economy in general, and other risks and uncertainties; as well as the risks listed and described under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2015, as they may be revised or supplemented by us in subsequent Reports on Form 10-Q and other filings with the SEC. Except as otherwise required by applicable law, the Company disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement in this release to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No	Description
2.1

Agreement and Plan of Merger, dated as of December 14, 2015, by and among Inland Real Estate Corporation, DRA Growth and Income Fund VIII, LLC, DRA Growth and Income Fund VIII (A), LLC, and Midwest Retail Acquisition Corp.*

99.1

Voting Agreement, dated as of December 14, by and among Daniel L. Goodwin, the stockholders of Inland Real Estate Corporation party thereto, DRA Growth and Income Fund VIII, LLC and DRA Growth and Income Fund VIII (A), LLC.

99.2	Press Release, dated December 15, 2015.

*

Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                  December 15, 2015

INLAND REAL ESTATE CORPORATION

By:	/s/ Mark Zalatoris
Name:	Mark Zalatoris
Title	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No	Description
2.1

Agreement and Plan of Merger, dated as of December 14, 2015, by and among Inland Real Estate Corporation, DRA Growth and Income Fund VIII, LLC, DRA Growth and Income Fund VIII (A), LLC, and Midwest Retail Acquisition Corp.*

99.1

Voting Agreement, dated as of December 14, by and among Daniel L. Goodwin, the stockholders of Inland Real Estate Corporation party thereto, DRA Growth and Income Fund VIII, LLC and DRA Growth and Income Fund VIII (A), LLC.

99.2	Press Release, dated December 15, 2015.

*

Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.